                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):      August 7, 1998


       COPLEY PENSION PROPERTIES VII; A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


         0-17807                                             04-2988542
(Commission File Number)                       (IRS Employer Identification No.)


225 Franklin Street, Boston, MA                                02110
(Address of principal executive offices)                    (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On August 7, 1998 Copley Pension Properties VII: A Real Estate Limited Partnership (the "Partnership") sold its interest in Frederick Partners (the "Joint Venture"), a general partnership that owns real property located in Frederick, Maryland to an unaffiliated third party (the "Buyer") for gross proceeds of $21,800,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Joint Venture. The Partnership received its 25% share of net proceeds of approximately $5,446,000 and recognized a gain of approximately $1,958,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1998 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1997 (Exhibit B) and the period ended June 30, 1998 (Exhibit C).



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 1998      COPLEY PENSION PROPERTIES VII;
                            A REAL ESTATE LIMITED PARTNERSHIP
                            (Registrant)


                             By:  Seventh Copley Corp.
                                  Managing General Partner


                             By:  Wesley M. Gardiner, Jr.
                             --------------------------------
                             Name:  Wesley M. Gardiner, Jr.
                             Title: President, Chief Executive
                             Officer and Director

Copley Pension Properties VII;                         EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1998
Unaudited


                                                     Pro Forma     June 30, 1998
                                     June 30, 1998   Adjustment      Pro Forma
                                     -------------   ----------    -------------
ASSETS

Real estate investments:
  Joint ventures                      $ 9,162,563             -     $ 9,162,563
  Property, net                        10,758,427             -      10,758,427
                                      -----------    ----------     -----------
                                       19,920,990             0      19,920,990

Joint venture held for disposition      3,324,410    (3,324,410)             0

Cash and cash equivalents               4,571,861     5,446,250 (a)  10,018,111
                                      -----------    ----------     -----------
                                      $27,817,261    $2,121,840     $29,939,101
                                      ===========    ==========     ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                      $    54,442             -     $    54,442
Accrued management fee                     65,026             -          65,026
Deferred disposition fees                 478,108       163,500 (b)     641,608
                                      -----------    ----------     -----------
Total liabilities                         597,576       163,500         761,076
                                      -----------    ----------     -----------

Partners' capital (deficit):
  Limited partners ($884 per unit;
    160,000 units authorized, 42,076
    units issued and outstanding)      27,261,836     1,938,757 (a)  29,200,593
  General partners                        (42,151)       19,583 (a)     (22,568)
                                      -----------    ----------     -----------

Total partners' capital                27,219,685     1,958,340      29,178,025
                                      -----------    ----------     -----------
                                      $27,817,261    $2,121,840     $29,939,101
                                      ===========    ==========     ===========

Copley Pension Properties VII;                                EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1997
Unaudited


                                                                                Pro Forma        December 31, 1997
                                                         December 31, 1997      Adjustment           Pro Forma
                                                         -----------------      ----------       -----------------

Investment Activity

Property rentals                                          $1,900,041                                  $1,900,041
Property operating expenses                                 (709,195)                                   (709,195)
Depreciation and amortization                               (373,154)                3,624 (c)          (369,530)
                                                          ----------            ----------            ----------
                                                             817,692                 3,624               821,316

Joint venture earnings                                     1,319,377              (288,129)(c)         1,031,248
                                                          ----------            ----------            ----------

  Total real estate operations                             2,137,069              (284,505)            1,852,564

Gain on sale of property                                           -             1,958,340 (a)         1,958,340
                                                          ----------            ----------            ----------
  Total real estate activity                               2,137,069             1,673,835             3,810,904

Interest on cash equivalents and short term investments      233,776                     -               233,776
                                                          ----------            ----------            ----------
     Total investment activity                             2,370,845             1,673,835             4,044,680

Portfolio Expenses

Management fee                                               260,106               (37,860)(f)           222,246
General and administrative                                   168,543                (1,250)(g)           167,293
                                                          ----------            ----------            ----------
                                                             428,649               (39,110)              389,539
                                                          ----------            ----------            ----------

Net income                                                $1,942,196            $1,712,945            $3,655,141
                                                          ==========            ==========            ==========

Net income per limited partnership unit                   $    45.70            $    40.30 (d)        $    86.00
                                                          ==========            ==========            ==========
Number of limited partnership units
  outstanding during the period                               42,076                42,076                42,076
                                                          ==========            ==========            ==========

Copley Pension Properties VII;                       EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
June 30, 1998
Unaudited


                                                                    Pro Forma          June 30, 1998
                                               June 30, 1998        Adjustment           Pro Forma
                                               -------------        ----------         -------------

Investment Activity

Property rentals                                $  971,151                               $  971,151
Property operating expenses                       (372,015)                                (372,015)
Depreciation and amortization                     (176,304)              1,812 (e)         (174,492)
                                                ----------          ----------           ----------
                                                   422,832               1,812              424,644

Joint venture earnings                             715,645            (180,599)(e)          535,046
                                                ----------          ----------           ----------

     Total real estate operations                1,138,477            (178,787)             959,690

Gain on sale of property                                 0           1,958,340 (a)        1,958,340
                                                ----------          ----------           ----------

     Total real estate activity                  1,138,477           1,779,553            2,918,030

Interest on cash equivalents and
  short term investments                           115,705                   -              115,705
                                                ----------          ----------           ----------

     Total investment activity                   1,254,182           1,779,553            3,033,735


Portfolio Expenses

Management fee                                     130,053             (21,910)(f)          108,143
General and administrative                          89,265                   -               89,265
                                                ----------          ----------           ----------
                                                   219,318             (21,910)             197,408
                                                ----------          ----------           ----------

Net income                                      $1,034,864          $1,801,463           $2,836,327
                                                ==========          ==========           ==========

Net income per limited partnership unit         $    24.35          $    42.39 (d)       $    66.74
                                                ==========          ==========           ==========

Number of limited partnership units
  outstanding during the period                     42,076              42,076               42,076
                                                ==========          ==========           ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1997 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1998 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.